                                                                   Exhibit 23.1


                           [Arthur Andersen LLP logo]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997, included in Capstone Pharmacy Services, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP

October 30, 1997
Baltimore, Maryland